T-Mobile US, Inc. A-Block Spectrum Transactions Exhibit 99.2

Disclaimer

This presentation contains “forward-looking” statements within the meaning of the U.S. federal securities laws. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities
Litigation Reform Act of 1995. Any statements made herein that are not statements of historical fact, including statements about the expected benefits of the spectrum transactions with Verizon and T-Mobile US, Inc.'s plans, outlook, beliefs, opinions, projections, guidance, strategy, integration of MetroPCS, expected network modernization and other advancements (including build-out of our network on A-block spectrum we own or acquire in the future), are forward-
looking statements. Generally, forward-looking statements may be identified by words such as "anticipate," "expect,"
"suggests," "plan," "project," "believe," "intend," "estimates," "targets," "views," "may," "will," "forecast," and other similar expressions. The forward-looking statements speak only as of the date made, are based on current assumptions and expectations, and involve a number of risks and uncertainties. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: the satisfaction of the conditions to closing of the spectrum transactions with Verizon and the closing of the transactions; our ability to compete in the highly competitive U.S. wireless telecommunications industry; adverse conditions in the U.S. and international economies and markets; significant capital commitments and the capital expenditures required to effect our business plan, including the build-out of our network on A-block spectrum we own or acquire in the future; our ability to adapt to future changes in technology, enhance existing offerings, and introduce new offerings to address customers' changing demands; our ability to develop effective solutions to interoperability issues that may impact deployment of our network on the A-block spectrum we own or acquire in the future; the availability of devices that are compatible with A-block spectrum we own or acquire in the future; changes in legal and regulatory requirements, including any change or increase in restrictions on our ability to operate our network; our ability to successfully maintain and improve our network, and the possibility of incurring additional costs in doing so; major equipment failures; severe weather conditions or other force majeure events; and other risks described in our filings with the Securities and Exchange Commission, including those described in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2013. You should not place undue reliance on these forward-
looking statements. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Agenda Financial Overview Strategic Overview Spectrum and Network Overview Braxton Carter, CFO John Legere, President and CEO 3 Neville Ray, CTO Q&A

Strategic Overview John Legere President and CEO 4

Recent Activity

Oct 22
Launched Un-carrier 3.0, Part 2: Tablets Unleashed
Nov 5
Reported Strong Q3 Results
Nov 20
Completed the sale of primary shares raising net proceeds of approximately $1.8 billion
Nov 21
Completed the sale of $2 billion of Senior Notes

Highlights of A-Block Transactions

700 MHz A-Block spectrum from Verizon for $3.315B in consideration
–
$2.365 billion in cash and the transfer of some AWS and PCS spectrum licenses valued at approximately $950 million*
Including existing A-Block holdings in Boston, spectrum covers 158 million people or approximately 50% of the U.S. population in key places such as New York, Los Angeles,
Dallas, Houston, Philadelphia, Atlanta, Washington D.C., and Detroit.
–
9 of the top 10, and 21 of the top 30 markets across the United States
–
Covers 70% of the existing T-Mobile customer base
Positive regulatory and technological developments enhance attractiveness of transactions
Build out can begin immediately after closing on licenses that cover over half the total population
Transactions result in net gain in spectrum position in a significant number of major markets
Complements our already “best-in-class” mid-band spectrum position
This description summarizes two transactions that have been entered into with Verizon, one pursuant to a License Purchase Agreement and the second pursuant to a License Exchange Agreement.
*

Enhancing Our Spectrum Position

Completed AWS deal with U.S. Cellular
Announced 700 MHz A-Block spectrum licenses from Verizon Wireless
Excellent opportunities to acquire valuable spectrum in the near future
(e.g., AWS-3 and 600 MHz auctions)

Financial Overview 8 Braxton Carter CFO

Details of Transactions

(1) Markets defined as Cellular Market Areas (CMAs)
(2) Markets defined as Basic Trading Areas (BTAs)
Comparable Spectrum Note: $ per MHz pop price estimates will vary based on the year of underlying population data used in the denominator.
Comparable Spectrum Comps – 700 MHz
Highlights
TMUS receives:
700 MHz A Block spectrum in 240 metro
areas covering 150M POPs
8 of Top 10 markets
(1)
20 of Top 30 markets
(1)
VZ receives:
$2.365B in cash
AWS spectrum in 19 markets
(1)
covering
34M POPs
PCS spectrum in 8 markets
(2)
covering
21M POPs
700 MHZ
Secondary
Market
Transactions
700 MHZ
Auction
(Mar-08)
AT&T 700 MHz Auction
Top  25 B-block licenses
Verizon A-Block
Verizon B-block to AT&T
(LA, Chicago, Miami, etc.) (Sept-13)
Verizon A-block to Leap
(Chicago) (Aug-12)
Verizon B-block to Grain
(Carolina Markets) (Sept-13)
$1.47
$3.15
$4.50
$1.57
$4.08
$4.29
$1.85
T-Mobile purchase of Verizon 700 MHz A-block spectrum
(Jan-14)
• Secondary markets based on various Wall Street estimates.
• Auction data based on FCC data provided with the auction results.
• T-Mobile purchase of Verizon 700 MHz A-block spectrum based on internal assessment of fair market value

Value-Creating Deals for TMUS Shareholders

“Best in Class” mid-band = Speed and Capacity
New low-band = Coverage and Reliability
Subscriber and capital impacts:
– Increased gross adds
– Lower Churn
– Reduction in future capex
Spectrum dispositions will not impair our ability to reach 20+20
MHz 4G LTE in 90% of Top 25 metro areas in 2014 and beyond

Financing Detail

Purchase to be funded by cash on hand, supported by our recent equity and debt deals
Equity
Debt
(1) Based on 3Q13 cash, proforma for recent debt and equity raise
$14.0
$16.4
Current Post Deal
Net Debt excl. towers ($B)
(1)
2.6x
3.0x
Current Post Deal
LTM Leverage Ratio
(1)
$6.2
$3.8
Current Post Deal
Cash ($B)
(1)
– 11/20/13: Completed sale of 72.8M shares at $25.00 per share.
Net proceeds of ~$1.8B
– 11/21/13: Completed sale of $2B in Senior Notes due 2022/2024

Implementation and Next Steps

Deals are expected to close in mid-2014
Rapid deployment
2014 capex guidance to be provided with 4Q13 results
Increased optionality around future spectrum transactions
– Disciplined in evaluation of future A-Block transactions
– Remain open to future swaps
– Plan to participate in AWS-3 and 600 MHz auctions

Spectrum and Network Overview Neville Ray CTO 13

Washington
Montana
North Dakota
Lake Superior
Ottawa
Maine
Oregon
Idaho
South Dakota
Wyoming
Wisconsin
Iowa
New York
UNITED STATES
Nebraska
Illinois
Pennsylvania
Nevada
Utah
Kansas
Missouri
West Virginia
Kentucky
Virginia
Oklahoma
Tennessee
North Carolina
Arizona
New Mexico
Arkansas
South Carolina
Alabama
Georgia
Mississippi
Louisiana
Nassau
Gulf of California
Gulf of Mexico
Havana
bing
© 2013 Nokia © 2013 Microsoft Corporation
MEXICO
CUBA

What are we Buying?

A-Block License Areas
T-Mobile’s 700 MHz A-Block holdings would cover 158 million people (including Boston)
and  70% of T-Mobile’s customers.
251 metropolitan areas, including 9 of the top 10 and 21 of the top 30 markets.
Legend
New license
Existing

Enhanced Spectrum Position

Transactions significantly improve T-Mobile’s spectrum depth
Total spectrum in Top 25 Major Metro Areas (in MHz)
(1) MHz totals do not  tie out exactly due to rounding
(1)
(1)
45
31
0.4
77
42
30
9
82
AWS PCS 700MHz Total
Before
After

Importance of Low-Band Spectrum

Cell sites overlaid with 700MHz will
benefit from a significantly larger
coverage footprint in suburban and
rural areas
Cost effective coverage extension
outside of dense urban areas
Sub-Urban
and Rural
Coverage
Improved in-building penetration
with twice as strong signal indoors
compared to mid-band
Significantly improved in-building
experience
In-Building
Penetration
Complements
Mid-Band
Spectrum
Excellent supplement to strong mid-
band portfolio
Additional capacity and speed in
addition to extended reach in
suburban and rural areas
Mid-band coverage
Low-band coverage
Sub-Urban
Rural
Urban

Resolution of A-Block Interference

Lower 700 MHz Band
Digital TV Channel 51
Channel 51 service areas cover less than 50% of licensed POPs
Mitigation techniques exists to shrink these zones today
Fully resolved as part of the Broadcast Incentive Auction
E-Block transmissions
Dish agreed to reduce the power levels of transmissions from its
E Block spectrum and FCC approved associated order in October
Resolved with 700MHz interoperability agreement
E
A
B C
A
B C D Digital TV
698 704 710 734 740 746 716 722 728
Uplink Downlink
Ch.51

Early Deployment Opportunity

A-Block build-out can start in 2014 outside the Ch.51 Service contours with more than 50% of covered population in such areas
Initial markets where Ch.51 is not present include Washington DC,
Dallas, Philadelphia, Houston, Miami and Minneapolis
T-Mobile has large number of existing sites (~15,000) outside Ch.51 service contours, presenting early deployment opportunity

Handsets and Infrastructure

Infrastructure
A-block network infrastructure
has already been developed and
deployed
We have a large base of existing
sites to facilitate rapid
deployment
We have a strong record of
deploying new bands and
technologies rapidly
Handsets
First devices compatible with A-
block already exist today
Device development required to
support T-Mobile network is
relatively small
Initial devices supporting A-
block and T-Mobile network as
early as 4Q2014

Recap Highlights John Legere President and CEO 20

Recap Highlights

700 MHz A-Block spectrum from Verizon for $3.315B
–
$2.365 billion in cash and the transfer of some AWS and PCS spectrum licenses valued at approximately $950 million*
Including existing A-Block holdings in Boston, spectrum covers 158 million people or approximately 50% of the U.S. population in key places such as New York, Los
Angeles, Dallas, Houston, Philadelphia, Atlanta, Washington D.C., and Detroit.
–
9 of the top 10, and 21 of the top 30 markets across the United States
–
Covers 70% of the existing T-Mobile customer base
Positive regulatory and technological developments enhance attractiveness of transactions
Build out can begin immediately after closing on licenses that cover over half the total population
Transactions result in net gain in spectrum position in a significant number of major markets
Complements our already “best-in-class” mid-band spectrum position
* This description summarizes two transactions that have been entered into with Verizon, one pursuant to a License Purchase Agreement and the second pursuant to a License Exchange Agreement.

22 Q&A

23 Appendix

Rank	Name	Covered POPs (millions)	Current Owner	Future Owner
1	Los Angeles, CA	17.2	Verizon	T-Mobile
2	New York, NY	16.8	Verizon	T-Mobile
3	Chicago, IL	8.5	Leap	Leap
4	Dallas-Forth Worth, TX	6.6	Verizon	T-Mobile
5	Houston, TX	5.6	Verizon	T-Mobile
6	Philadelphia, PA	5.3	Verizon	T-Mobile
7	Atlanta, GA	4.9	Verizon	T-Mobile
8	Washington, DC-MD-VA	4.8	Verizon	T-Mobile
9	Detroit/Ann Arbor, MI	4.7	Verizon	T-Mobile
10	Boston-Lowell-Brockton-Lawrence-Haverhill, MA-NH	4.5	MetroPCS / T-Mobile	T-Mobile
11	San Francisco-Oakland, CA	4.4	Verizon	T-Mobile
12	Miami-Fort Lauderdale-Hollywood, FL	4.3	Verizon	T-Mobile
13	Phoenix, AZ	4.1	Columbia Capital	Columbia
14	Minneapolis-St. Paul, MN-WI	3.1	Verizon	T-Mobile
15	San Diego, CA	3.1	Columbia Capital	Columbia
16	Denver-Boulder, CO	2.8	Verizon	T-Mobile
17	Baltimore, MD	2.7	Verizon	T-Mobile
18	Seattle-Everett, WA	2.7	Vulcan Spectrum	Vulcan
19	St. Louis, MO-IL	2.6	US Cellular	US Cellular
20	Tampa-St. Petersburg, FL	2.6	Verizon	T-Mobile
21	San Juan-Caguas, PR	2.3	America Movil	American Movil
22	Portland, OR-WA	2.1	Vulcan Spectrum	Vulcan
23	Sacramento, CA	2.0	Verizon	T-Mobile
24	Pittsburgh, PA	2.0	McBride	McBride
25	Las Vegas, NV	1.9	Columbia Capital	Columbia
26	San Antonio, TX	1.9	Verizon	T-Mobile
27	Kansas City, MO-KS	1.9	Verizon	T-Mobile
28	San Jose, CA	1.8	Verizon	T-Mobile
29	Orlando, FL	1.8	Verizon	T-Mobile
30	Cleveland, OH	1.8	Verizon	T-Mobile

T · ·Mobile·

A-Block: 21 of the Top 30 Cellular Market Areas 24

AWS/PCS License Exchange Markets

Note: License exchange markets ranked by Cellular Market Areas (CMAs)
AWS markets defined by Cellular Market Areas (CMAs)
PCS markets defined as Basic Trading Areas (BTAs)
The spectrum blocks being exchanged by the two companies for realignment purposes net to zero.
CMA BTA TO T-MOBILE:
CMA BTA Covered Covered AWS PCS 700 Total AWS PCS 700 AWS PCS 700 Total AWS PCS 700 Total
Market Market Market Name POPs (MM) POPs (MM) (MHz) (MHz) (MHz) (MHz) (MHz) (MHz) (MHz) (MHz) (MHz) (MHz) (MHz) (MHz) (MHz) (MHz) (MHz)
2 Los Angeles, CA 17.2             50 30 0 80 10 12 40 30 12 82 (10) 0 12 2
7 404 San Francisco-Oakland, CA 4.4               7.7               50 50 0 100 10 10 12 40 40 12 92 (10) (10) 12 (8)
9 Dallas-Forth Worth, TX 6.6               60 40 0 100 10 12 50 40 12 102 (10) 0 12 2
24 Atlanta, GA 5.7               48 50 0 98 10 12 48 40 12 100 0 (10) 12 2
112 Detroit, MI 4.9               50 40 0 90 10 12 50 30 12 92 0 (10) 12 2
35 Sacramento, CA 2.0               50 45 0 95 10 12 40 45 12 97 (10) 0 12 2
107 434 Stockton, CA 0.7               0.7               50 50 0 100 10 10 12 40 40 12 92 (10) (10) 12 (8)
53 Syracuse, NY 0.6               50 20 0 70 10 40 20 0 60 (10) 0 0 (10)
107 Daytona Beach, FL 0.6               47 48 0 95 10 12 47 38 12 97 0 (10) 12 2
111 Vallejo-Fairfield-Napa, CA 0.5               50 50 0 100 10 10 12 40 40 12 92 (10) (10) 12 (8)
289 Melbourne, FL 0.5               50 50 0 100 10 12 50 40 12 102 0 (10) 12 2
124 Santa Barbara-Santa Maria-Lompoc, CA 0.4               60 20 0 80 10 12 50 20 12 82 (10) 0 12 2
160 Gainesville, GA 0.3               50 60 0 110 10 12 50 50 12 112 0 (10) 12 2
340 California 5 - San Luis Obispo 0.3               60 15 0 75 10 12 50 15 12 77 (10) 0 12 2
22 Athens, GA 0.3               40 50 0 90 10 12 40 40 12 92 0 (10) 12 2
215 Chico, CA 0.2               50 45 0 95 10 12 40 45 12 97 (10) 0 12 2
336 California 1 - Del Norte 0.2               50 34 0 84 10 12 40 34 12 86 (10) 0 12 2
270 Bellingham, WA 0.2               70 40 0 110 20 50 40 0 90 (20) 0 0 (20)
254 Redding, CA 0.2               50 45 0 95 10 40 45 0 85 (10) 0 0 (10)
346 California 11 - El Dorado 0.2               50 45 0 95 10 12 40 45 12 97 (10) 0 12 2
274 Yuba City, CA 0.2               50 45 0 95 10 12 40 45 12 97 (10) 0 12 2
344 California 9 - Mendocino 0.2               50 40 0 90 10 12 40 40 12 92 (10) 0 12 2
343 California 8 - Tehama 0.1               50 45 0 95 10 40 45 0 85 (10) 0 0 (10)
345 California 10 - Sierra 0.1               50 45 0 95 10 12 40 45 12 97 (10) 0 12 2
337 California 2 - Modoc 0.1               50 34 0 84 10 40 34 0 74 (10) 0 0 (10)
34.2             20.8
BEFORE TRANSACTION TRANSACTION AFTER TRANSACTION CHANGE
TMUS Spectrum Ownership in
AWS/PCS/700 MHz Bands TO VERIZON:
TMUS Spectrum Ownership in
AWS/PCS/700 MHz Bands
TMUS Spectrum Ownership in
AWS/PCS/700 MHz Bands